Exhibit 99.1

QUEST RESOURCE HOLDING CORPORATION NASDAQ: QRHCOCTOBER 2016 QUEST RESOURCE HOLDING CORPORATION INVESTOR PRESENTATION ©2016 Quest Resource Holding Corporation.

SEC SAFE HARBOR The statements contained in this Investor Presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Investor Presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, and markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intents,” “ targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “will,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Investor Presentation include our belief that we turn our clients’ sustainability strategies into financial gains and competitive strength; our belief that we are poised to achieve significant margin improvement; and our growth strategy. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. The forward-looking statements contained in this Investor Presentation reflect our views as of the date of this Investor Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, performance, or achievements. A number of factors could cause actual results to differ materially from those indicated by the forward-looking statements, including competition in the environmental services industry, the impact of the current economic environment, and other factors detailed from time to time in our reports to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment, and disclaims any duty, to update or revise such information. @2016 Quest Resource Holding Corporation 2

Quest RESOURCE MANAGEMENT GROUP QUEST RESOURCE HOLDING CORPORATION A recycling management company that creates innovative recycling solutions across North America to help large corporations reduce both their operating cost and environmental footprint. We turn our clients’ sustainability strategies into financial gains and competitive strength. ©2016 Quest Resource Holding Corporation. 3

WHY INVEST IN QUEST? QUEST RESOURCE HOLDING CORPORATION Leader in environmental & sustainability program management Trusted by some of the largest Fortune® 500 companies in North America Asset light company designing custom solutions that help our clients secure financial gains & competitive advantage Recurring revenue model Poised to achieve significant margin improvement Walmart Sam’s CLUB® Kroger SPROUTS FARMERS MARKET FRESENIUS MEDICAL CARE AutoNation Firestone CARMAX Hendrick AUTOGROUP,INC. CocaCola. American Airlines NBTY INC THE RMR GROUP RPAI* Retail Properties of America, Inc. at&t Trinity Industries, Inc. PETSMART Wendy’s PizzaHut ©2016 Quest Resource Holding Corporation.4

LIVING A SUSTAINABLE BRAND QUEST RESOURCE HOLDING CORPORATION RESOURCE MANAGEMENT GROUP EMPLOYEES 120 CLIENT LOCATIONS 40,000 1.2K 3.2K 3.2K 7.1K 8.2K 10.1K 15K 17K 39K 40K 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 ©2016 Quest Resource Holding Corporation. 5

SOURCE OF REVENUE QUEST RESOURCE HOLDING CORPORATION Waste & Recycling Services Fees for transporting & recycling waste into raw material Commodity Sales Sale of recyclable material in the commodity market Professional Services Consulting fees for LEED® accreditations, energy efficiency consulting, waste audits; sustainability strategic planning Sale Of Operational Products Waste collection containers Compacting equipment Fleet maintenance products made with postindustrial recyced content ©2016 Quest Resource Holding Corporation. 6

GROWING CLIENT LOCATIONS & REVENUE QUEST RESOURCE HOLDING CORPORATION Flexible information technology infrastructure allows Quest to provide innovative and efficient recycling solutions Scalable IT platform as companies continue to outsource their waste solutions Quest Management Professionals Client & service provider Communications Data & information Contract administration Financial Clients Request services View program KPIs View audit results View invoices & service data Real time chat Online training Service Providers View/accept services Upload activity reports & service tickets Upload invoices Bids, contracts & documents Performance scorecard Online training Q-link 7

CLIENT VERTICALS & PROGRAMS OFFERED







AUTOMOTIVE	GROCERY/RESTAURANT FOOD MANUFACTURING	INDUSTRIAL	PROPERTY MANAGEMENT	SUSTAINABILITY
• Motor oil • Oil filters • Tires • Parts cleaning • Drummed waste • Oily water • New antifreeze • New windshield washing fluid • Plastics • Cardboard • Solid waste • Electronic waste • Universal waste	• Food waste • Cooking oil • Meat & seafood • Grease trap • Plastics • Cardboard • Solid waste • Electronic waste • Universal waste • Hazardous waste • Full goods destruction	• Hazardous waste • Chemicals minimization • Water minimization • Parts cleaning • Mixed metal • Plastics • Cardboard • Waste water • Solid waste • Electronic waste • Universal waste • Pallets	• Mixed paper • Plastics & cans • Cardboard • Document shredding • Solid waste • Electronic waste • Universal waste • Construction & debris	• Strategic planning • LEED certification • Energy audit • Energy modeling • Greenhouse gas emission tracking • Life cycle analysis

©2016 Quest Resource Holding Corporation.
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2015 MATERIAL MANAGED & RECYCLING TECHNOLOGIES QUEST RESOURCE HOLDING CORPORATION Used Motor Oil 30.7M gallons Re-refined Source of energy Trash 267,900 tons Organics 558,500 tons Animal feed Compost Source of energy Used Oil Filters 10,350 tons Metal and plastic recovery Source of energy Meat & Seafood 95,900 tons Animal feed Biofuel Lubricants Cosmetics Used Cooking Oil 4.7M gallons Biofuel Animal feed Used Tires 16.5M tires Source of energy Crumb rubber Rubber mulch Asphalt extender Cardboard 71,250 tons Office paper Magazines Books TOTAL MANAGED 1.37 MILLION TONS ©2016 Quest Resource Holding Corporation. 9

A BROAD OPERATIONAL INFRASTRUCTURE QUEST RESOURCE HOLDING CORPORATION BROAD COVERAGE Every zip code in the U.S., Canada and Puerto Rico Manage over 40,000 unique customer locations Leverages over 3,500 partners 30,000 trained professionals 24,000 trucks 600 recycling facilities SOLID EXECUTION Managed over 2.5 million services per year Managed over 1.3 million tons of materials ©2016 Quest Resource Holding Corporation. 10

QUEST RESOURCE HOLDING CORPORATION A VAST MARKET Total market opportunity is $55B1 Quest primary target, which consists of the top 50-100 companies in each vertical is $2.7B Quest captured a 6.5% market share in 2015 OPPORTUNITY SIZE $55B OPPORTUNITY SIZE $2.7B $55B OPPORTUNITY SIZE TARGET MARKET SIZE Market Size at Primary Target (in millions) $ 6682 Top 50 Retail & Grocery Stores $ 4954,5 Top 100 Dealerships/Fleet $1,2053 Top Manufacturing $ 2886 Top Restaurants $ 433 Top Propertv Management $2.7B PRIMARY TARGET MARKET SIZE 2015 REVENUE (in millions) $107 (16%) $54 (11%) $3.79(<1%) $5.22 (2%) $0.88 (2%) $170M 2015 REVENUE 6.5% MARKET SHARE 1Waste Business Journal, 2012 2supermarketnews.com 3infosource 4automotive-fleet.com 5ward auto mega dealers 6foodservicedatabase.com ©2016 Quest Resource Holding Corporation. 11

GROWING CLIENT LOCATIONS & REVENUE QUEST RESOURCE HOLDING CORPORATION 2014 2015 2016 Recycled Waste Stream Classification # of Locations1 12/31/2014 12 Months of Revenue (in millions) # of Locations1 12/31/2015 12 Months of Revenue (in millions) # of Locations1 6/30/2016 6 Months of Revenue (in millions) Food Waste Streams 22,979 $ 85,076 23,612 $ 75,567 20,042 $36,053 Automotive & Industrial Waste Streams 24,186 $ 52,542 33,681 $ 38,116 38,096 $27,291 Solid Waste & Single Stream 11,634 $ 35,594 16,994 $ 54,531 17,590 $27,681 Retail Hazardous Waste & Other 7,006 $ 1,238 20,517 $ 1,925 20,761 $ 1,590 TOTAL 65,805 $174,450 94,804 $170,139 96,489 $92,615 1. User service locations = number of customers x locations per customer x services per location at the end of each period shown ©2016 Quest Resource Holding Corporation. 12

QUEST VS. THE COMPETITION QUEST RESOURCE HOLDING CORPORATION TYPICAL WASTE OPERATOR Tied to limited disposal methods Slow to innovate Burdened by large fixed cost assets Investing in trucks, facilities or rolling stock Requires large capital investment to scale TYPICAL MANAGEMENT COMPANY Manage trash, cardboard and plastics  Limited customer acquisition in the past 9 months Manages about 100K tons of material per year  Regional or national provider to a few industries QUEST Recycling technology agnostic allows Quest to leverage a myriad of recycling technologies Fast, innovative and nimble Low fixed cost business model Investing in people and information technology Asset light model provides ability to scale on demand with little investment Manages hundreds of types of waste streams Over 40,000 client locations under management with continued growth Managed over 1.34M tons last year National provider to the retail, restaurant, manufacturing, dealership and fleet industries ©2016 Quest Resource Holding Corporation.13

GROWTH STRATEGY SUSTAINED PROFITABLE GROWTH QUEST RESOURCE HOLDING CORPORATION ORGANIC GROWTH Add new customers Sustain customers’ growth New market penetration New service introduction Create customized solutions Continue to drive business toward most profitable services ACQUISITION TARGETS High value innovations Accretive, complementary brand extension ©2016 Quest Resource Holding Corporation. 14

WHY INVEST IN QUEST? QUEST RESOURCE HOLDING CORPORATION Leader in environmental & sustainability program management Trusted by some of the largest Fortune® 500 companies in North America Asset light company designing custom solutions that help our clients secure financial gains & competitive advantage Recurring revenue model Poised to achieve significant margin improvement ©2016 Quest Resource Holding Corporation. 15

QUEST RMG REVENUE GROWTH QUEST RESOURCE HOLDING CORPORATION (in millions) 2008 2010 $87.92 2011 $121.89 2012 $130.62 2013 $135.21 2014 $174.45 2015 170.14 ©2016 Quest Resource Holding Corporation. 16

KEY FACTS QUEST RESOURCE HOLDING CORPORATION Trading Symbol NASDAQ:QRHC Revenue Run Rate (Q2-2016 Annualized) $187.4 million Cash on Hand (June 30, 2016) $2.0 million Long-term Debt (June 30, 2016) $4.4 million Shares Outstanding (June 30, 2016*) 14.8 million Diluted Shares (June 30, 2016*) 18.1 million Stock Price (52 Week Range - October 10, 2016) $1.68-$7.28 Insider Ownership (June 30, 2016) 51.58% Fiscal Year End December 31 Corporate Headquarters The Colony, TX Full-Time Employees 120+ Web Addresses www.QRHC.com www.questrmg.com www.earth911.com * Retroactively adjusted for 1-for-8 reverse stock split effective August 10, 2016 ©2016 Quest Resource Holding Corporation.17

QUEST RESOURCE HOLDING CORPORATION S. Ray Hatch is a senior executive with in-depth experience building profitable business and orchestrating transformational growth. Mr. Hatch brings over 25 years of experience in both the waste management and food services industries where he managed 600+ employees, and over a billion dollars in revenue, developed impactful strategies, built and lead cohesive teams that delivered long term value for all stakeholders. Mr. Hatch recently served as President of Merchants Market Group, an international food service distribution company, from 2014 to 2016. From 2008 to 2014, Mr. Hatch served in various executive roles with Oakleaf Waste Management, a provider of waste outsourcing that was acquired by Waste Management. Prior experience includes positions ranging from Division President to Chief Sales and Marketing Officer. Mr. Hatch is a graduate of Abilene Christian University where he earned a BBA in Marketing. He has served on numerous boards including industry, educational and non-profit.has served as a Senior Vice President and Chief Financial Officer of our company since January 2013. Ms. Latham is a senior executive with the ability to effectively operate and collaborate in an entrepreneurial environment, to translate complex ideas to simple terms for operational and informational purposes, and to apply strong interpersonal and negotiating skills in developing customer and business relationships. Ms. Latham was named 2014 CFO of the year by the Dallas Business Journal. Her operational and financial experience spans public and private entities including over 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick, and her earlier career experience included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant. Dave Sweitzer Quest’s Chief Operating Officer has over 20 years’ experience in the waste, recycling, property management, and business services industries. He most recently served as Chief Sales Officer, Executive Vice President, and Senior Vice President of Sales at SMS Assist, a $1 billion market cap company. Prior to SMS Assist, he was Director of Business Development at Waste Management as well as Client Solutions Vice President at Oakleaf Waste Management ©2016 Quest Resource Holding Corporation.18

QUEST RESOURCE HOLDING CORPORATION

QUEST RESOURCE HOLDING Quest Resource Holding Corporation Quest Resource Holding Corporation 3481 Plano Parkway The Colony, Texas 75056 877,321.1811 - Main www.qrhc.com www.questrmg.com www.earth911.com Ray Hatch Chief Executive Officer Ray.Hatch@questrmg.com Laurie Latham Chief Financial Officer LaurieL@QuestRMG.com Dave Sweitzer Chief Operating Officer Dave.Sweitzer@questrmg.com